EXHIBIT 10.35
BRIDGE FACILITY INTERCREDITOR AGREEMENT
     This BRIDGE FACILITY INTERCREDITOR AGREEMENT (“Agreement”), dated as of March 3, 2008 is entered into by and among BANK OF AMERICA, N.A., as Senior Agent (as defined below), SPECIAL SITUATIONS INVESTING GROUP, INC., as administrative agent and collateral agent under the Bridge Facility Agreement (as defined below), and AMERICAN COLOR GRAPHICS, INC., a New York corporation (the “Borrower”).
WITNESSETH:
     WHEREAS, the Borrower, ACG Holdings, Inc. as guarantor (the “Guarantor”), the financial institutions party thereto from time to time (the “Senior Lenders”), and Bank of America, N.A. as the administrative agent and collateral agent for the Senior Lenders (in such capacity, the “Senior Agent”) are parties to that certain Amended and Restated Credit Agreement, dated as of May 5, 2005, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of September 26, 2006, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement, dated as of March 30, 2007, as further amended by that certain Third Amendment to Amended and Restated Credit Agreement, dated as of June 13, 2007, as further amended by that certain letter agreement dated as of July 3, 2007, as further amended by that certain Fourth Amendment to Amended and Restated Credit Agreement, dated as of August 28, 2007, as further amended by that certain Fifth Amendment to Amended and Restated Credit Agreement and Temporary Waiver Agreement, dated as of November 14, 2007, and as further amended by that certain Sixth Amendment to Amended and Restated Credit Agreement and Temporary Waiver Agreement, dated as of February 12, 2007 (as heretofore amended, the “Existing Credit Agreement”);
     WHEREAS, the Borrower, the Guarantor, certain lenders identified therein (the “Bridge Lenders”) and Special Situations Investing Group, Inc., as the administrative and collateral agent (the “Bridge Agent”) for the Bridge Lenders have entered into that certain Bridge Facility Agreement, of even date herewith, pursuant to which the Bridge Lenders have agreed to make certain credit facilities available to the Borrower (the “Bridge Facility Agreement”);
     WHEREAS, the Borrower and The Bank of New York, as the trustee and the collateral agent (in its capacity as collateral agent and any successor collateral agent thereunder, the “Trustee”) are parties to that certain Indenture, dated as of July 3, 2003 (as such Indenture may be amended, amended and restated, supplemented or otherwise modified, from time to time at the option of the parties thereto, the “Indenture”) governing the rights and duties of the Borrower under the 10% Senior Secured Notes due 2010 and Second Lien Supplemental Notes due March 15, 2008;
     WHEREAS, the Senior Agent, the Trustee and the Borrower are parties to and governed by that certain Intercreditor Agreement, dated as of July 3, 2003 (the “Intercreditor Agreement”);
     WHEREAS, the Borrower and the Guarantor have requested the Senior Agent and the Senior Lenders to enter into a Seventh Amendment to Amended and Restated Credit Agreement

and Temporary Waiver Agreement, of even date herewith (the “Seventh Amendment”), in connection with the Borrower’s entering into the Bridge Facility Agreement;
     WHEREAS, the Senior Agent and the Senior Lenders are willing to enter into the Seventh Amendment, subject to certain conditions, including without limitation, the execution and delivery of this Bridge Facility Intercreditor Agreement;
     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
     SECTION 1. Definitions. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural form of the terms indicated). Capitalized terms defined in the Senior Credit Agreement and used (but not otherwise defined) herein shall have the meanings ascribed to them in the Senior Credit Agreement.
     “Agreement” shall mean this Bridge Facility Intercreditor Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.
     “Bankruptcy Code” shall mean title 11 of the United States Code (11 U.S.C. 101 et seq.), as amended from time to time and any successor statute.
     “Bridge Agent” shall include, in addition to the Bridge Agent referred to in the recitals hereto, the then acting administrative and collateral agent for the Bridge Lenders under the Bridge Lender Documents and any successor thereto exercising substantially the same rights and powers, or if there is no acting administrative and collateral agent under the Bridge Lender Documents, the Bridge Lenders holding a majority in principal amount of Bridge Lender Claims then outstanding.
     “Bridge Facility Collateral” shall mean all of the assets of the Borrower or any Guarantor whether real, personal or mixed, in which the Bridge Lenders or the Bridge Agent (for the ratable benefit of the Bridge Lenders) or any of them now or hereafter holds a Lien as security for any Bridge Lender Claim.
     “Bridge Facility Collateral Documents” shall mean the Bridge Facility Security Agreement, and any document or instrument executed and delivered pursuant to any Bridge Lender Document at any time or otherwise pursuant to which a Lien is granted by the Borrower or a Guarantor to secure the Bridge Lender Claims or under which rights or remedies with respect to any such Lien are governed, as the same may be amended, renewed, restated, extended, supplemented or modified from time to time.
     “Bridge Lender Claims” shall mean all Obligations (contingent or otherwise) arising under or with respect to the Bridge Lender Documents or any of them.

     “Bridge Lender Documents” shall mean the Bridge Facility Agreement, the Notes (as defined in the Bridge Facility Agreement), the Bridge Facility Collateral Documents, and any other related document or instrument executed and delivered pursuant to any Bridge Lender Document at any time or otherwise evidencing any Bridge Lender Claims, as the same may be amended, renewed, restated, extended, supplemented or modified from time to time.
     “Bridge Lender Security Agreement” shall mean the Bridge Lender Security Agreement, dated as of March 3, 2008, among the Borrower, the Guarantors and the Bridge Agent, as the same may be amended, renewed, extended, supplemented or modified from time to time.
     “Bridge Lenders” shall mean the Persons holding Bridge Lender Claims.
     “Common Collateral” shall mean all of the assets of the Borrower or any of its Subsidiaries whether real, personal or mixed, constituting both Senior Lender Collateral and Bridge Facility Collateral.
     “Comparable Bridge Facility Collateral Document” means, in relation to any Common Collateral subject to any Senior Lender Collateral Document, that Bridge Facility Collateral Document which creates a security interest in the same Common Collateral, granted by the Borrower or same Guarantor, as applicable.
     “Discharge of Senior Lender Claims” shall mean, except to the extent otherwise provided in Section 5.6, payment in full of the principal of, interest and premium, if any, on all indebtedness outstanding under the Senior Credit Agreement and any other Future First-Lien Obligation or, with respect to Hedging Obligations or letters of credit outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the Senior Credit Agreement or Future Other First-Lien Obligations, as applicable, in each case after or concurrently with termination of all commitments to extend credit thereunder, and payment in full of any other Senior Lender Claims that are due and payable at or prior to the time such principal and interest are paid.
     “Existing Credit Agreement” shall have the meaning set forth in the recitals hereto.
     “Future First-Lien Obligation” shall mean any First Priority Lien Obligation (as defined in the Indenture) that is designated by the Borrower as a “First Priority Lien Obligation” for purposes of the Indenture (other than the Senior Credit Agreement referenced in the recitals hereto), provided that the Required Lenders under any Senior Loan Documents then in effect have consented to such designation.
     “Future Other First-Lien Obligations” shall mean all Obligations of the Borrower or any of its Subsidiaries in respect of cash management services or Hedging Obligations that are designated by the Borrower as “First Priority Lien Obligations” for purposes of the Indenture (other than any Senior Lender Cash Management Obligations and Senior Lender Hedging Obligations), provided that the Required Lenders under any Senior Loan Documents then in effect have consented to such designation.

     “Guarantor” means ACG Holdings, Inc. and each Subsidiary of the Borrower that is a guarantor of the Bridge Lender Claims.
     “Hedging Obligations” means, with respect to any Person, the obligations of such Person under (a) interest rate or currency swap agreements, interest rate or currency cap agreements, interest rate or currency collar agreements and (b) other agreements or arrangements designed to protect such Person against fluctuations in interest rates and/or currency exchange rates.
     “Indebtedness” means, with respect to any specified Person without duplication, any indebtedness of such Person, whether or not contingent (a) in respect of borrowed money; (b) evidenced by bonds, notes, debentures or other similar instruments or letters of credit (or reimbursement agreements in respect thereof); (c) in respect of banker’s acceptances; (d) representing obligations in connection with Capital Leases; (e) representing the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the preceding items (other than letters of credit) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term “Indebtedness” includes all Indebtedness of other Persons secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) to the extent of the fair market value of such asset where the Indebtedness so secured is not the Indebtedness of such Person and, to the extent not otherwise included, the guaranty by the specified Person of the Indebtedness of any other Person. The amount of any Indebtedness outstanding as of any date will be (i) the accreted value of the Indebtedness, in the case of any Indebtedness issued with original issue discount; and (ii) the principal amount of the Indebtedness, together with any interest on the Indebtedness that is more than 30 days past due, in the case of any other Indebtedness.
     “Indenture” shall have the meaning set forth in the recitals hereto.
     “Insolvency or Liquidation Proceeding” shall mean (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to the Borrower or any Guarantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to the Borrower or any Guarantor or with respect to any of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of the Borrower or any Guarantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Borrower or any Guarantor.
     “Intercreditor Agreement” shall have the meaning set forth in the recitals hereto.
     “Lien” shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, deposit arrangement, encumbrance, lien or preference priority or other security agreement or other preferential arrangement whatsoever, including, without limitation, any right of setoff, any conditional sale or other title retention agreement, the interest of a lessor under a lease or any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement naming the owner of the asset to which such Lien relates as debtor.
     “Obligations” shall mean any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness (including any obligation to post cash collateral in respect of letters of credit and any other obligations), or any obligation for cash management services or Hedging Obligations.
     “Person” shall mean any person, individual, sole proprietorship, partnership, joint venture, limited liability company, corporation, unincorporated organization, association, institution, entity or other party, including, without limitation, any government and any political subdivision, agency or instrumentality thereof.
     “Pledged Collateral” shall mean the “Instruments”, the “Promissory Notes”, and the “Shares” under, and as defined in, the Bridge Facility Security Agreement, cash and other items described in the Blocked Account Agreements, the securities and other items described in the Securities Account Control Agreement and any other property in the possession of the Senior Agent (or its agents or bailees).
     “Recovery” shall have the meaning set forth in Section 6.5 hereof.
     “Required Lenders” shall mean, with respect to any amendment or modification of the Senior Credit Agreement, or any termination or waiver of any provision of the Senior Credit Agreement, or any consent or departure by the Borrower therefrom, those Senior Lenders, the approval of which is required to approve such amendment or modification, termination or waiver or consent or departure.
     “Securities Account Control Agreement” means that certain Securities Account Control Agreement dated as of May 5, 2005 by and among the Borrower, the Senior Agent and Bank of America, N.A., as account holder, as the same may be amended, renewed, extended, supplemented or modified from time to time.
     “Senior Agent” shall include, in addition to the Senior Agent referred to in the recitals hereto, the then acting collateral agent for the Senior Lenders (or if there is more than one agent, a majority of them) under the Senior Lender Documents and any successor thereto exercising substantially the same rights and powers, or if there is no acting Senior Agent under the Senior Credit Agreement, the Required Lenders.
     “Senior Credit Agreement” shall have the meaning set forth in the recitals hereto; provided that if at any time a Discharge of Senior Lender Claims occurs with respect to the Senior Credit Agreement referenced in the recitals hereto (without giving effect to Section 5.5), then, to the extent provided in Section 5.6, the term “Senior Credit Agreement” shall mean the Future First-Lien Obligation designated by the Borrower in accordance with the terms of such section.

     “Senior Lender Cash Management Obligations” means all Obligations (as defined in the Senior Credit Agreement or any Future First-Lien Obligation) of the Borrower or any of its Subsidiaries in respect of cash management services.
     “Senior Lender Claims” shall mean (a) all Obligations outstanding (x) under the Senior Credit Agreement or under one or more of the Senior Lender Documents or (y) under any Future First-Lien Obligations, the Indebtedness under each of which (i) is permitted by the Indenture and (ii) is designated by the Borrower as “First Priority Lien Obligations” for purposes of the Indenture, (b) all Senior Lender Hedging Obligations and Senior Lender Cash Management Obligations and (c) all Future Other First-Lien Obligations. Senior Lender Claims shall include all interest accrued or accruing (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the Senior Credit Agreement or other Future First-Lien Obligation whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding. To the extent any payment with respect to the Senior Lender Claims (whether by or on behalf of any Borrower, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred. Notwithstanding anything to the contrary contained in the first sentence of this definition, any Obligation under the Senior Lender Documents or any Future First-Lien Obligation (including, without limitation, any such Obligation in respect of cash management services or Hedging Obligations) shall constitute a “Senior Lender Claim” if the Senior Agent shall have received a representation from the Borrower in the Senior Lender Documents evidencing such Obligation (or a certificate from an authorized officer of the Borrower delivered in connection with such Senior Lender Documents) that such Obligation constitutes a “First Priority Lien Obligation”, under and as defined in the Indenture (whether or not such Obligation was at any time determined not to have been permitted to be incurred under the Indenture or the Bridge Facility Agreement).
     “Senior Lender Collateral” shall mean all of the assets of ACG Holdings, Inc., the Borrower or any of the Borrower’s Subsidiaries whether real, personal or mixed, in which the Senior Lenders or the Senior Agent or any of them now or hereafter holds a Lien as security for any Senior Lender Claim.
     “Senior Lender Collateral Documents” shall mean the Security Agreement, the Pledge Agreement, the Mortgages and any Loan Document or other document or instrument pursuant to which a Lien is granted securing the Senior Lender Claims, as the same may be amended, renewed, restated, extended, supplemented or modified from time to time.
     “Senior Lender Documents” shall mean the Senior Credit Agreement, the Guaranty, and each of the other Loan Documents (including, without limitation, each document or instrument evidencing a Senior Lender Hedging Obligation or Senior Lender Cash Management Obligation), all documents and instruments evidencing any other obligation under the Senior Credit Agreement or any Future First-Lien Obligation or any Future Other First-Lien Obligations, and any other related document or instrument executed or delivered pursuant to any

Senior Lender Document at any time or otherwise evidencing any Senior Lender Claims, as any such document or instrument may from time to time be amended, renewed, restated, extended, supplemented or otherwise modified.
     “Senior Lender Hedging Obligations” means Obligations (as defined in the Senior Credit Agreement or any Future First-Lien Obligation) constituting Hedging Obligations of the Borrower or any of its Subsidiaries.
     “Senior Lenders” shall mean the Persons holding Senior Lender Claims, including, without limitation, the Senior Agent.
     “Seventh Amendment” shall have the meaning set forth in the recitals hereto.
     “Trustee” shall include, in addition to the Trustee referred to in the recitals hereto, the then acting collateral agent under the Indenture and any successor thereto exercising substantially the same rights and powers, or if there is no acting collateral agent under the Indenture, the Noteholders holding a majority in principal amount of Noteholder Claims then outstanding.
     “Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code of the State of New York, as amended.
     SECTION 2. Lien Priorities.
     2.1 Subordination. Notwithstanding the date, manner or order of grant, attachment or perfection of any Liens granted to the Bridge Agent or the Bridge Lenders on the Common Collateral or of any Liens granted to the Senior Agent or the Senior Lenders on the Common Collateral and notwithstanding any provision of the UCC, or any applicable law or the Bridge Lender Documents or the Senior Lender Documents or any other circumstance whatsoever, the Bridge Agent, on behalf of itself and each of the Bridge Lenders, hereby agrees that: (a) any Lien on the Common Collateral securing the Senior Lender Claims now or hereafter held by the Senior Agent or the Senior Lenders shall be senior and prior to any Lien on the Common Collateral securing the Bridge Lender Claims; and (b) any Lien on the Common Collateral now or hereafter held by the Bridge Agent or the Bridge Lenders, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Common Collateral securing the Senior Lender Claims. All Liens on the Common Collateral securing the Senior Lender Claims shall be and remain senior to all Liens on the Common Collateral securing the Bridge Lender Claims for all purposes, whether or not such Liens securing the Senior Lender Claims are subordinated to any Lien securing any other obligation of the Borrower or any Guarantor.
     2.2 Prohibition on Contesting Liens. Each of the Bridge Agent, for itself and on behalf of each Bridge Lender, and the Senior Agent, for itself and on behalf of each Senior Lender, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including, without limitation, any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of a Lien held by the Senior

Lenders in the Senior Lender Collateral or by the Bridge Lenders in the Common Collateral, as the case may be.
     2.3 No New Liens. So long as the Discharge of Senior Lender Claims has not occurred, (a) the parties hereto agree that, after the date hereof, if the Bridge Agent shall hold any Lien on any assets of ACG Holdings, Inc. or any of its Subsidiaries securing the Bridge Lender Claims that are not also subject to the first-priority Lien of the Senior Agent under the Senior Lender Documents, the Bridge Agent, upon demand by the Senior Agent, will either release such Lien or assign it to the Senior Agent as security for the Senior Lender Claims, and (b) the Borrower agrees not to grant any Lien on any of its assets, or permit any Subsidiary of the Borrower to grant a Lien on any of its assets, in favor of the Bridge Agent or the Bridge Lenders unless it, or such Subsidiary, has granted a similar Lien on such assets in favor of the Senior Agent or the Senior Lenders.
     SECTION 3. Enforcement.
     3.1 Exercise of Remedies.
     (a) So long as the Discharge of Senior Lender Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Borrower or Guarantor, (i) the Bridge Agent and the Bridge Lenders will not exercise or seek to exercise any rights or remedies (including setoff) with respect to any Common Collateral, institute any action or proceeding with respect to such rights or remedies, including, without limitation, any action of foreclosure, contest, protest or object to any foreclosure proceeding or action brought by the Senior Agent or any Senior Lender, the exercise of any right under any Blocked Account Agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Bridge Agent or any Bridge Lender is a party, or any other exercise by any such party, of any rights and remedies relating to the Common Collateral under the Senior Lender Documents or otherwise, or object to the forbearance by the Senior Lenders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral and (ii) the Senior Agent and the Senior Lenders shall have the exclusive right to enforce rights, exercise remedies (including, without limitation, setoff and the right to credit bid their debt) and make determinations regarding release, disposition, or restrictions with respect to the Common Collateral without any consultation with or the consent of the Bridge Agent or the Bridge Lenders (and the Bridge Agent and the Bridge Lenders shall be deemed to have consented to any such enforcement, exercise or determination); provided, however, (A) that in any Insolvency or Liquidation Proceeding commenced by or against the Borrower or any Guarantor, the Bridge Agent may file a claim or statement of interest with respect to the Bridge Lender Claims, and (B) the Bridge Agent may take any action not adverse to the Liens on the Common Collateral securing the Senior Lender Claims in order to preserve or protect its rights in the Common Collateral. In exercising rights and remedies with respect to the Common Collateral, the Senior Agent and the Senior Lenders may enforce the provisions of the Senior Lender Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include, without limitation, the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under bankruptcy or similar laws of any applicable jurisdiction.
     (b) The Bridge Agent, on behalf of itself and the Bridge Lenders, agrees that it will not take or receive any Common Collateral or any proceeds of Common Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Common Collateral, unless and until the Discharge of Senior Lender Claims has occurred. Without limiting the generality of the foregoing, unless and until the Discharge of Senior Lender Claims has occurred, except as expressly provided in the proviso in Section 3.1(a) (ii) above, the sole right of the Bridge Agent and the Bridge Lenders with respect to the Common Collateral is to hold a Lien on the Common Collateral pursuant to the Bridge Lender Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of the Senior Lender Claims has occurred.
     (c) Subject to the proviso in Section 3.1(a) (ii) above, (a) the Bridge Agent, for itself or on behalf of the Bridge Lenders, agrees that the Bridge Agent and the Bridge Lenders will not take any action that would hinder any exercise of remedies undertaken by the Senior Agent under the Senior Loan Documents, including any sale, lease, exchange, transfer or other disposition of the Common Collateral, whether by foreclosure or otherwise, and (b) the Bridge Agent, for itself and on behalf of the Bridge Lenders, hereby waives any and all rights it or the Bridge Lenders may have as a junior lien creditor or otherwise to object to the manner in which the Senior Agent or the Senior Lenders seek to enforce or collect the Senior Lender Claims or the Liens granted in any of the Senior Lender Collateral.
     3.2 Cooperation. Subject to the proviso in Section 3.1(a)(ii) above, the Bridge Agent, on behalf of itself and the Bridge Lenders, agrees that, unless and until the Discharge of Senior Lender Claims has occurred, it will not commence, or join with any Person (other than the Senior Lenders and the Senior Agent upon the request thereof) in commencing any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it under any of the Bridge Lender Documents or otherwise.
     SECTION 4. Payments.
     4.1 Application of Proceeds. As long as the Discharge of Senior Lender Claims has not occurred, the cash proceeds of Common Collateral received in connection with the sale of, or collection on, such Common Collateral upon the exercise of remedies, shall be applied by the Senior Agent to the Senior Lender Claims in such order as specified in the Senior Credit Agreement until Discharge of Senior Lender Claims has occurred. Upon Discharge of the Senior Lender Claims, the Senior Agent shall deliver any proceeds of Common Collateral held by it, in the same form as received, with any necessary endorsements, to the Trustee or as a court of competent jurisdiction may otherwise direct.
     4.2 Payments Over. Any Common Collateral or proceeds thereof received by the Bridge Agent or any Bridge Lender in connection with the exercise of any right or remedy (including setoff) relating to the Common Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Senior Agent for the benefit of the Senior Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Senior Agent is hereby authorized to make any such endorsements as agent for the Bridge Agent or any such Bridge Lender. This authorization is coupled with an interest and is irrevocable.
     SECTION 5. Other Agreements.
     5.1 Releases.
     (a) If in connection with:
     (i) the exercise of the Senior Agent’s rights or remedies in respect of the Common Collateral provided for in Section 3.1, including any sale, lease, exchange, transfer or other disposition of such Common Collateral;
     (ii) any sale, lease, exchange, transfer or other disposition of Common Collateral permitted under the terms of the Senior Credit Agreement (whether or not an event of default under, and as defined therein, has occurred and is continuing) and permitted or not prohibited under the Bridge Lender Documents; or
     (iii) any agreement between the Senior Agent and the Borrower to release the Senior Agent’s Lien on any portion of the Common Collateral or to release any Guarantor from its obligations under its guaranty of the Senior Lender Claims, which release is not otherwise prohibited by the terms of the Bridge Lender Documents;
the Senior Agent, for itself or on behalf of any of the Senior Lenders, releases any of its Liens on any part of the Common Collateral (or any Guarantor from its obligations under its guaranty of the Senior Lender Claims), the Liens, if any, of the Bridge Agent, for itself or for the benefit of the Bridge Lenders, on such Common Collateral (and the obligations of such Guarantor under its guaranty of the Bridge Lender Claims) shall be automatically, unconditionally and simultaneously released and the Bridge Agent, for itself or on behalf of any such Bridge Lender, promptly shall execute and deliver to the Senior Agent or the Borrower such termination statements, releases and other documents as the Senior Agent or the Borrower may request to effectively confirm such release provided, however, that if an Event of Default (as defined in the Bridge Facility Agreement) exists as of the date of Discharge of Senior Lender Claims, the Liens, if any, of the Bridge Agent for itself or for the benefit of the Bridge Lenders on such Common Collateral (and the obligations of such Guarantor under its guaranty of Bridge Lender Claims) shall not be released until such Event of Default and all other Events of Default shall have been cured or otherwise waived except to the extent such Common Collateral was disposed of in order to repay the Senior Lender Claims.
     (b) The Bridge Agent, for itself and on behalf of the Bridge Lenders, hereby irrevocably constitutes and appoints the Senior Agent and any officer or agent of the Senior Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Bridge Agent or such holder or in the Senior

Agent’s own name, from time to time in the Senior Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 5.1, including, without limitation, any financing statements, endorsements or other instruments or transfer or release.
     5.2 Insurance. Unless and until the Discharge of Senior Lender Claims has occurred, the Senior Agent and the Senior Lenders shall have the sole and exclusive right, subject to the rights of the Borrower under the Senior Lender Documents, to adjust settlement for any insurance policy covering the Common Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral. Unless and until the Discharge of Senior Lender Claims has occurred, all proceeds of any such policy and any such award if in respect to the Common Collateral shall be paid to the Senior Agent for the benefit of the Senior Lenders to the extent required under the Senior Credit Agreement and thereafter to the Trustee, or as a court of competent jurisdiction may otherwise direct; provided, however, that from and after the Termination Date, all such proceeds shall be paid to the Senior Agent for the benefit of the Senior Lenders until the Discharge of Senior Lender Claims has occurred and thereafter to the Trustee, or as a court of competent jurisdiction may otherwise direct. If the Bridge Agent or any Bridge Lender shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Senior Agent in accordance with the terms of Section 4.2.
     5.3 Amendments to Bridge Lender Collateral Documents.
     (a) Without the prior written consent of the Senior Agent and the Required Lenders, no Bridge Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Bridge Collateral Document, would be inconsistent with any of the terms of the Senior Lender Documents. The Bridge Agent agrees that each Bridge Lender Collateral Document shall include the following language:
“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Bridge Agent pursuant to this Agreement and the exercise of any right or remedy by the Bridge Agent hereunder are subject to the provisions of the Bridge Facility Intercreditor Agreement, dated as of March 3, 2008 (the “Bridge Facility Intercreditor Agreement”) among Bank of America, N.A. as Senior Agent, and Special Situations Investing Group, Inc., as Bridge Agent, and American Color Graphics, Inc. In the event of any conflict between the terms of the Bridge Facility Intercreditor Agreement and this Agreement, the terms of the Bridge Facility Intercreditor Agreement shall govern.”
     (b) In the event the Senior Agent or the Senior Lenders enter into any amendment, waiver or consent in respect of any of the Senior Lender Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Lender Collateral Document or changing in any manner the rights of the Senior Agent, the Senior Lenders, the Borrower or the Guarantors thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable

Bridge Lender Collateral Document without the consent of the Bridge Agent or the Bridge Lenders and without any action by the Bridge Agent, the Borrower or any Guarantor; provided, however, (A) that no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of the Bridge Lender Collateral Documents, except to the extent that a release of such Lien is permitted by Section 5.1 hereof and (B) notice of such amendment, waiver or consent shall have been given to the Bridge Agent.
     5.4 Rights As Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, the Bridge Agent and the Bridge Lenders may exercise rights and remedies as an unsecured creditor against the Borrower and its Subsidiaries in accordance with the terms of the Bridge Lender Documents and applicable law. Nothing in this Agreement shall prohibit the receipt by the Bridge Agent or any Bridge Lender of the required payments of interest and principal so long as such receipt is not the direct or indirect result of the exercise by the Bridge Agent or any Bridge Lender of rights or remedies as a secured creditor or enforcement of any Lien held by any of them in contravention of this Agreement. In the event the Bridge Agent or any Bridge Lender becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subordinated to the Liens securing Senior Lender Claims on the same basis as the other Liens securing the Bridge Lender Claims are so subordinated to such Senior Lender Claims under this Agreement. Nothing in this Agreement modifies any rights or remedies (x) the Senior Agent or the Senior Lenders may have with respect to the Senior Lender Collateral or (y) except as expressly set forth herein, the Bridge Agent or the Bridge Lenders may have with respect to the Bridge Lender Collateral.
     5.5 Bailee for Perfection.
     (a) The Senior Agent agrees to hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as bailee for the Bridge Agent and any respective assignee, solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Bridge Lender Security Agreement, subject to the terms and conditions of this Section 5.5 hereof and subject to the terms and conditions of Section 5.5 of the Intercreditor Agreement.
     (b) Until the Discharge of Senior Lender Claims has occurred, the Senior Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the Senior Lender Documents as if no bailee arrangement with the Bridge Agent existed. The rights of the Bridge Agent shall at all times be subject to the terms of this Agreement and the Senior Agent’s rights under the Senior Lender Documents.
     (c) The Senior Agent shall have no obligation whatsoever to the Bridge Agent or any Bridge Lender to assure that the Pledged Collateral is genuine or owned by the Borrower or one of its Subsidiaries or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5. The duties or responsibilities of the Senior Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as bailee for the Bridge Agent for purposes of perfecting the Lien held by the Bridge Agent, subject to the rights and interests of the Trustee under the Intercreditor Agreement.

     (d) Except as required by law, the Senior Agent shall not have by reason of the Bridge Lender Security Agreement or this Agreement or any other document a fiduciary relationship in respect of the Bridge Agent or any Bridge Lender.
     (e) Upon the Discharge of Senior Lender Claims, the Senior Agent shall deliver the Pledged Collateral, together with any necessary endorsements, to the Trustee (or otherwise allow the Trustee to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct.
     5.6 When Discharge of Senior Lender Claims Deemed to Not Have Occurred. If at any time after the Discharge of Senior Lender Claims has occurred the Borrower designates any Future First-Lien Obligation to be the “Senior Lender Documents” hereunder, then such Discharge of Senior Lender Claims shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Senior Lender Claims), and such Future First-Lien Obligation shall automatically be treated as the Senior Lender Documents for all purposes of this Agreement, including without limitation for purposes of the Lien priorities and rights in respect of Collateral set forth herein. Upon receipt of notice of such designation (including the identity of the new Senior Agent), the Bridge Agent shall promptly deliver to the Senior Agent any Pledged Collateral in its possession, together with any necessary endorsements (or otherwise allow such Senior Agent to obtain control of such Pledged Collateral).
     5.7 Suspension of Effectiveness of Certain Provisions of Bridge Facility Agreement.
     (a) Prior to the Discharge of Senior Lender Claims, the Bridge Agent, for itself and on behalf of the Bridge Lenders, agrees that the provisions of Section 2.04 of the Bridge Facility Agreement, the representations and warranties contained in Article VI of the Bridge Facility Agreement, the affirmative and negative covenants set forth in Articles VII and VIII of the Bridge Facility Agreement, respectively, and any similar or related covenants, representations or warranties contained in any other Bridge Lender Document (collectively, the “Applicable Provisions”), shall be suspended and have no force and effect.
     (b) For the avoidance of doubt and without limiting the generality of the foregoing, prior to the Discharge of Senior Lender Claims, the Bridge Agent, for itself and on behalf of the Bridge Lenders, agrees that the Bridge Agent and the Bridge Lenders shall not declare a Default or Event of Default (within the meaning of the Bridge Facility Agreement), impose a default rate of interest, refuse to make loans under Section 5.02 of the Bridge Facility Agreement, or exercise any rights or remedies under Section 9.02 of the Bridge Facility Agreement or any other Bridge Lender Documents as a result of (i) the Borrower’s or the Guarantor’s failure to comply with the Applicable Provisions, or (ii) Sections 9.01(f) (Inability to Pay Debts), 9.01(g) (Judgments), 9.01(h) (ERISA), 9.01(i) (Invalidity of Loan Documents), 9.01(j) (Change of Control), or 9.01(k) (Default under Permitted Receivables Financing) of the Bridge Facility Agreement. Notwithstanding the foregoing, the Bridge Lenders shall have the right to refuse to make

Incremental Advances (as defined in the Bridge Facility Agreement) as a result of a failure of any condition set forth in Section 5.02(c), (d), (e), (f), or (g) of the Bridge Facility Agreement.
     (c) Prior to the Discharge of the Senior Lender Claims, the Bridge Facility Agreement shall not be amended to create or impose any affirmative or negative covenants, representations or warranties, defaults or events of default, or other obligations on the Borrower or the Guarantor which would be or become effective prior to the Discharge of the Senior Lender Claims.
     (d) Upon the Discharge of Senior Lender Claims, all of the Applicable Provisions, and all Defaults and Events of Default that occurred prior to and are continuing at the Discharge of Senior Lender Claims, shall, without notice to the Borrower or any other Person, immediately be fully reinstated and become effective for all purposes under the Bridge Facility Agreement and the other Bridge Lender Documents .
     SECTION 6. Insolvency or Liquidation Proceedings.
     6.1 Financing Issues. If any Borrower or Guarantor shall be subject to any Insolvency or Liquidation Proceeding and the Senior Agent shall desire to permit the use of cash collateral or to permit the Borrower to obtain financing under section 363 or section 364 of the Bankruptcy Code (“DIP Financing”), then the Bridge Agent, on behalf of itself and the Bridge Lenders, agrees that it will raise no objection to such use or DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by Section 6.3) and, to the extent the Liens securing the Senior Lender Claims are subordinated or pari passu with such DIP Financing, will subordinate its Liens in the Common Collateral to such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Bridge Lenders Claims are so subordinated to Senior Lender Claims under this Agreement.
     6.2 Relief from the Automatic Stay. Until the Discharge of Senior Lender Claims has occurred, the Bridge Agent, on behalf of itself and the Bridge Lenders, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Common Collateral, without the prior written consent of the Senior Agent and the Required Lenders.
     6.3 Adequate Protection. The Bridge Agent, on behalf of itself and the Bridge Lenders, agrees that none of them shall contest (or support any other Person contesting) (a) any request by the Senior Agent or the Senior Lenders for adequate protection or (b) any objection by the Senior Agent or the Senior Lenders to any motion, relief, action or proceeding based on the Senior Agent or the Senior Lenders claiming a lack of adequate protection. Notwithstanding the foregoing contained in this Section 6.3, in any Insolvency or Liquidation Proceeding, (i) if the Senior Lenders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any DIP Financing or use of its cash collateral under section 363 or section 364 of the Bankruptcy Code, then the Bridge Agent on behalf of itself or any of the Bridge Lenders, may seek or request adequate protection in the form of a replacement Lien on such additional collateral, which Lien is subordinated to the Liens securing the Senior Lender Claims and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Bridge Lender Claims are so subordinated to the Senior Lender Claims under this Agreement, and (ii) in the event the Bridge Agent, on behalf of itself and the Bridge Lenders, seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral, then the Bridge Agent, on behalf of itself or any of the Bridge Lenders, agrees that the Senior Agent shall also be granted a senior Lien on such additional collateral as security for the Senior Lender Claims and any such DIP Financing and that any Lien on such additional collateral securing the Bridge Lender Claims shall be subordinated to the Liens on such collateral securing the Senior Lender Claims and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the Senior Lenders as adequate protection on the same basis as the other Liens securing the Bridge Lender Claims are so subordinated to such Senior Lender Claims under this Agreement.
     6.4 No Waiver. Nothing contained herein shall prohibit or in any way limit the Senior Agent or any Senior Lender from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Bridge Agent or any of the Bridge Lenders, including, without limitation, the seeking by the Bridge Agent or any Bridge Lender of adequate protection or the asserting by the Bridge Agent or any Bridge Lender of any of its rights and remedies under the Bridge Lender Documents or otherwise.
     6.5 Preference Issues. If any Senior Lender is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower or any Guarantor any amount (a “Recovery”), then the Senior Lender Claims shall be reinstated to the extent of such Recovery and the Senior Lenders shall be entitled to a Discharge of Senior Lender Claims with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.
     SECTION 7. Reliance; Waivers; etc.
     7.1 Reliance. (a) The consent by the Senior Lenders to the execution and delivery of the Bridge Lender Documents and the grant to the Bridge Agent on behalf of the Bridge Lenders of a Lien on the Common Collateral and all loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Lenders to the Borrower shall be deemed to have been given and made in reliance upon this Agreement. The Bridge Agent, on behalf of itself and the Bridge Lenders, acknowledges that it and the Bridge Lenders have, independently and without reliance on the Senior Agent or any Senior Lender, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Bridge Facility Agreement, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the Bridge Facility Agreement or this Agreement.
     (b) The Senior Agent, on behalf of itself and Lenders, acknowledges that it and the Lenders have, independently and without reliance on the Bridge Agent or any Bridge Lender, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Senior Loan Documents, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the Senior Loan Documents or this Agreement.
     7.2 No Warranties or Liability. (a) The Bridge Agent, on behalf of itself and Bridge Lenders, acknowledges and agrees that each of the Senior Agent and the Senior Lenders have made no express or implied representation or warranty, including, without limitation, with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Senior Lender Documents. The Senior Lenders will be entitled to manage and supervise their respective loans and extensions of credit to the Borrower in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Lenders may manage their loans and extensions of credit without regard to any rights or interests that the Bridge Agent or any Bridge Lenders have in the Common Collateral or otherwise, except as otherwise provided in this Agreement. Neither the Senior Agent nor any Senior Lender shall have any duty to the Bridge Agent or any of the Bridge Lenders to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Borrower (including, without limitation, the Bridge Lender Documents), regardless of any knowledge thereof which they may have or be charged with.
     (b) The Senior Agent, on behalf of itself and Lenders, acknowledges and agrees that each of the Bridge Agent and the Bridge Lenders have made no express or implied representation or warranty, including, without limitation, with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Bridge Lender Documents.
     7.3 No Waiver of Lien Priorities.
     (a) No right of the Senior Lenders, the Senior Agent or any of them to enforce any provision of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or the Guarantors or by any act or failure to act by any Senior Lender or the Senior Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Senior Lender Documents or any of the Bridge Lender Documents, regardless of any knowledge thereof which the Senior Agent or the Senior Lenders, or any of them, may have or be otherwise charged with;
     (b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Borrower and the Guarantors under the Senior Lender Documents), the Senior Lenders, the Senior Agent and any of them, may, at any time and from time to time, without the consent of, or notice to, the Bridge Agent or any Bridge Lender, without incurring any liabilities to the Bridge Agent or any Bridge Lender, and without impairing or releasing the lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Bridge Agent or any Bridge Lender is affected, impaired or extinguished thereby) do any one or more of the following:
     (i) change the manner, place or terms of payment or change or extend the time of payment of, or renew, exchange, amend, increase or alter, the terms of any of the Senior Lender Claims or any Lien in any Senior Lender Collateral or guaranty thereof or any liability of the Borrower or any Guarantor, or any liability incurred directly or indirectly in respect thereof (including, without limitation, any increase in or extension of the Senior Lender Claims, without any restriction as to the amount, tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Senior Lenders, the Senior Lender Claims or any of the Senior Lender Documents;
     (ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Senior Lender Collateral or any liability of the Borrower or any Guarantor to the Senior Lenders or the Senior Agent, or any liability incurred directly or indirectly in respect thereof;
     (iii) settle or compromise any Senior Lender Claim or any other liability of the Borrower or any Guarantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including, without limitation, the Senior Lender Claims) in any manner or order; and
     (iv) exercise or delay in or refrain from exercising any right or remedy against the Borrower or any security or any Guarantor or any other Person, elect any remedy and otherwise deal freely with the Borrower and the Senior Lender Collateral and any security and any guarantor or any liability of the Borrower or any Guarantor to the Senior Lenders or any liability incurred directly or indirectly in respect thereof;
     (c) The Bridge Agent, on behalf of itself and the Bridge Lenders, also agrees that the Senior Lenders and the Senior Agent shall have no liability to the Bridge Agent or any Bridge Lender, and the Bridge Agent, on behalf of itself and the Bridge Lenders, hereby waives any claim against any Senior Lender or the Senior Agent, arising out of any and all actions which the Senior Lenders or the Senior Agent may take or permit or omit to take with respect to: (i) the Senior Lender Documents, (ii) the collection of the Senior Lender Claims or (iii) the foreclosure upon, or sale, liquidation or other disposition of, the Senior Lender Collateral. The Bridge Agent, on behalf of itself and the Bridge Lenders, agrees that the Senior Lenders and the Senior Agent have no duty to them in respect of the maintenance or preservation of the Senior Lender Collateral, the Senior Lender Claims or otherwise; and
     (d) The Bridge Agent, on behalf of itself and the Bridge Lenders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law or any other similar rights a junior secured creditor may have under applicable law.
     7.4 Obligations Unconditional. All rights, interests, agreements and obligations of the Senior Agent and the Senior Lenders and the Bridge Agent and the Bridge Lenders, respectively, hereunder shall remain in full force and effect irrespective of:

     (a) any lack of validity or enforceability of the Senior Lender Documents or any Bridge Lender Documents;
     (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Lender Claims or Bridge Lender Claims, or any amendment or waiver or other modification, including, without limitation, any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Senior Credit Agreement or any other Senior Lender Document or of the terms of the Indenture or any other Noteholder Document or of the terms of the Bridge Facility Agreement or any other Bridge Lender Document;
     (c) any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Lender Claims or Bridge Lender Claims or any guarantee thereof;
     (d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Borrower or any Guarantor; or
     (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Borrower or Guarantor in respect of the Senior Lender Claims, or of the Bridge Agent or any Bridge Lender in respect of this Agreement.
     SECTION 8. Miscellaneous.
     8.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the Senior Lender Documents or the Bridge Lender Documents, the provisions of this Agreement shall govern.
     8.2 Continuing Nature of this Agreement. This Agreement shall continue to be effective until the Discharge of Senior Lender Claims shall have occurred. This is a continuing agreement of lien subordination and the Senior Lenders may continue, at any time and without notice to the Bridge Agent or any Bridge Lender, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower constituting Senior Lender Claims on the faith hereof. The Bridge Agent, on behalf of itself and the Bridge Lenders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.
     8.3 Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Bridge Agent or the Senior Agent shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The Borrower and Guarantors shall not have any right to amend, modify or waive any provision of this Agreement without the consent of the Bridge Agent or the Senior Agent, as applicable, nor shall any consent or signed writing be required of any of them to effect any amendment, modification or waiver of any provision of this Agreement, except that no amendment, modification or waiver affecting any obligation or right of the Borrower or any Guarantor hereunder shall be made without the consent of the Borrower.
     8.4 Information Concerning Financial Condition of the Borrower and its Subsidiaries. The Senior Agent and the Senior Lenders, on the one hand, and the Bridge Agent and the Bridge Lenders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Borrower and its Subsidiaries and all endorsers and/or guarantors of the Bridge Lender Claims or the Senior Lender Claims and (b) all other circumstances bearing upon the risk of nonpayment of the Bridge Lender Claims or the Senior Lender Claims. The Senior Agent and the Senior Lenders shall have no duty to advise the Bridge Agent or any Bridge Lender of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the Senior Agent or any of the Senior Lenders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Bridge Agent or the Bridge Lenders, it or they shall be under no obligation (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential.
     8.5 Subrogation. The Bridge Agent, on behalf of itself and the Bridge Lender, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Senior Lender Claims has occurred.
     8.6 Application of Payments. All payments received by the Senior Lenders may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Lender Claims as the Senior Lenders, in their sole discretion, deem appropriate.
     8.7 Consent to Jurisdiction; Waivers. The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.8 below for such party. Service so made shall be deemed to be completed three (3) days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder based on forum non conveniens, and any objection to the venue of any action instituted hereunder. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement or any other Loan Document, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.
     8.8 Notices. All notices to the Noteholders and the Senior Lenders permitted or required under this Agreement may be sent to the Bridge Agent and the Senior Agent, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed (other than notices to the Bridge Agent) or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or four Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.
     8.9 Further Assurances. The Bridge Agent, on behalf of itself and the Bridge Lenders, agrees that it shall take such further action and shall execute and deliver to the Senior Agent and the Senior Lenders such additional documents and instruments (in recordable form, if requested) as the Senior Agent or the Senior Lenders may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.
     8.10 Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.
     8.11 Binding on Successors and Assigns. This Agreement shall be binding upon the Senior Agent, the Senior Lenders, the Bridge Agent, the Bridge Lenders, and their respective permitted successors and assigns.
     8.12 Specific Performance. The Senior Agent may demand specific performance of this Agreement. The Bridge Agent, on behalf of itself and the Bridge Lenders hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Senior Agent.
     8.13 Section Titles; Time Periods. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement. In the computation of time periods, unless otherwise specified, the word “from” means “from and including” and each of the words “to” and “until” means “to but excluding” and the word “through” means “to and including”.
     8.14 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document.
     8.15 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.
     8.16 No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of the Senior Agent and the Senior Lenders and their respective successors and assigns and, to the extent applicable, the Borrower, the Guarantors, the Bridge Agent, the Bridge Lenders, the Trustee and the Noteholders and their respective permitted successors and assigns. No other Person, shall have or be entitled to assert rights or benefits hereunder. Notwithstanding anything to the contrary in this Agreement, the Borrower shall cause the Guarantors to comply with the terms of this Agreement.
     8.17 Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Borrower or Guarantors shall include any Borrower or Guarantor as debtor and debtor-in-possession and any receiver or trustee for the Borrower or any Guarantor (as the case may be) in any Insolvency or Liquidation Proceeding.
     8.18 Bridge Agent. The Bridge Agent shall not be deemed to owe any fiduciary duty to the Senior Agent or the Senior Lenders. With respect to the Senior Lenders and the Senior Agent, the Bridge Agent undertakes to perform or to observe only those covenants and obligations specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Bridge Agent. The Bridge Agent hereby disclaims any representation or warranty to the Senior Agent or Senior Lenders concerning the perfection of the liens and security interests granted hereunder or in the value of any of the Collateral. The Senior Agent agrees that it will give the Bridge Agent prompt notice of the occurrence of the Discharge of the Senior Lender Claims, provided, however, the failure to give such notice will not impair any rights of the Senior Agent hereunder or the duties and obligations of the Bridge Agent hereunder. Notwithstanding the provisions of Section 8.8, any notice to the Bridge Agent will be effective only upon receipt.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Senior Agent: BANK OF AMERICA, N.A., as Senior Agent
By:
Name:
Title:

Address:

Bridge Agent: SPECIAL SITUATIONS INVESTING GROUP, INC., as Bridge Agent
By:
Name:
Title:

Address:

AMERICAN COLOR GRAPHICS, INC.
By:
Name:	Patrick W. Kellick
Title:	Executive Vice President

Address:
100 Winner’s Circle
Brentwood, TN 37027
Attention: Patrick W. Kellick
Telecopy no.: (625) 377-0348
email address: pat.kellick@amcg.com